AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 2012.

No. 333-147622
No. 811-22148

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 34	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 35	☒

(Check appropriate box or boxes)

PowerShares Actively Managed Exchange-Traded Fund Trust
(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road

Wheaton, IL 60187

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

Andrew Schlossberg	With a copy to:
301 West Roosevelt Road	Alan P. Goldberg
Wheaton, IL 60187	K&L Gates LLP
(Name and Address of Agent for Service)	70 W. Madison St.
Suite 3100
Chicago, IL 60602

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box):

☐              immediately upon filing pursuant to paragraph (b) of Rule 485.

☐              on [date] pursuant to paragraph (b) of Rule 485.

☐              60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐              on [date] pursuant to paragraph (a) of Rule 485.

☐              75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☒             on July 24, 2012 pursuant to paragraph (a)(2) of Rule 485.

Explanatory Note: This post-effective amendment no. 34 under the Securities Act of 1933, as amended, for PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”) relates to the creation of five new series of the Trust known as the PowerShares Global Macro Portfolio, PowerShares Emerging Markets Equity Allocation Portfolio, PowerShares Crude Oil Allocation Portfolio, PowerShares Gold Allocation Portfolio and PowerShares Absolute Return Allocation Portfolio.

2

Subject to Completion

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Global Macro Portfolio (          – [Ticker])

PowerShares Emerging Markets Equity Allocation Portfolio (          – [Ticker])

PowerShares Crude Oil Allocation Portfolio (          – [Ticker])

PowerShares Gold Allocation Portfolio (          – [Ticker])

PowerShares Absolute Return Allocation Portfolio (          – [Ticker])

[                          ], 2012

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PowerShares Global Macro Portfolio	3

PowerShares Emerging Markets Equity Allocation Portfolio	8

PowerShares Crude Oil Allocation Portfolio	13

PowerShares Gold Allocation Portfolio	17

PowerShares Absolute Return Allocation Portfolio	21

Summary Information About Purchases and Sales and Taxes	25

Additional Information About the Funds’ Strategies and Risks	26

Tax-Advantaged Structure of ETFs	35

Portfolio Holdings	35

Management of the Funds	35

How to Buy and Sell Shares	36

Frequent Purchases and Redemptions of Fund Shares	37

Dividends, Distributions and Taxes	38

Distributor	40

Net Asset Value	40

Fund Service Providers	41

Financial Highlights	41

Premium/Discount Information	41

Other Information	41

PowerShares
Global Macro Portfolio

Summary Information

Investment Objective

The PowerShares Global Macro Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks positive total returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	[ ]	%
Other Expenses(1)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1) “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this Prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing directly in commodity, foreign exchange and financial derivatives, and indirectly in commodities.  The Fund uses a quantitative, rules-based strategy that is designed to provide returns that correspond to the performance of the [            ] (the “Benchmark”).

The Benchmark tracks the performance of global futures contracts that reflect price movements from a globally diversified portfolio of 37 commodities, foreign exchange and financial futures contracts. The

Benchmark is designed to capture the income and gains that are derived from rising or declining price trends in these contracts. [            ], the administrator of the Benchmark, groups the contracts into what it believes are the six most significant sectors traded in that portfolio. The Benchmark is sector neutral and does not take into account any one individual constituent futures contract. The contracts are represented on either a “long” or “short” basis depending on historical price trends.

The Fund’s commodity and foreign exchange investments generally are limited to exchange-traded futures contracts, forward currency contracts and swap transactions that provide exposure to commodity and currency returns. The Fund’s financial derivatives investments include exchange-traded financial futures contracts on interest rates, equity indices and financial instruments. The Fund also may invest in money market instruments and structured notes based on commodities, and it may enter into repurchase agreements.

[The Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary will be wholly-owned and controlled by the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.]

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Commodity and Commodity-Linked Derivative Risk. The value of commodities and commodity-linked derivative instruments typically are based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, supply or demand, or political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. This may impair the ability of the Fund to sell its portfolio holdings quickly or for full value. Commodity derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Fund.

Futures Contract Risk. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a stock index future and the movement in the underlying index. There may be an imperfect correlation between the changes in market value of the securities and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin.

The Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Policies and Risks — Futures” in the SAI.

Currency Transactions Risk. The Fund and the Subsidiary may invest in forward currency contracts and exchange-listed currency futures contracts. Currency transactions are subject to risks different from those of other portfolio transactions. Purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.

Counterparty Risk.  The Fund may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. The Fund bears the risk that the counterparty to a swap agreement may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk.

Credit Risk. The financial condition of an issuer of a debt security, derivative or other instrument may cause it to default or become unable to pay interest or principal due. If the issuer defaults, the Fund cannot collect interest and principal payments on a security or instrument. While the Fund attempts to limit credit exposure, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

Strategy Risk. The Benchmark employs a rules-based strategy. As market dynamics shift over time, the strategy may become outdated or inaccurate. The strategy is based on historical price trends, and there can be no guarantee that such trends will continue over time or be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the strategy and the Fund may suffer significant losses.

Cash Transaction Risk. Unlike most exchange-traded funds, the Fund currently effects creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional exchange-traded Funds.

Short Sale Risk. The Subsidiary may engage in “short sale” transactions. A short sale involves the sale by the Subsidiary of a futures contract that it does not own with the hope of purchasing the same derivative position at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. Through its investment in the Subsidiary, the Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. If the price of the derivative that is the subject of a short sale increases, then the Subsidiary will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term. The Fund bears the risk that the counterparty to a repurchase agreement may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease.

Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

[Subsidiary Investment Risk. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by Invesco PowerShares Capital Management LLC (the “Adviser”), it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.]

Tax Risk. The Fund expects to obtain exposure to the commodities markets by entering into commodity-linked derivative instruments, such as exchange-listed futures contracts. For the Fund to qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. Income from commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. As such, the Fund will seek to limit such income so as to qualify as a regulated investment company. The Fund intends to invest indirectly in commodities and commodity-linked derivative instruments through the Subsidiary, the income from which is considered qualifying income under federal tax laws. Failure to comply with these requirements would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders. (See the section titled “Taxes” later in this Prospectus for more information.)

Market Risk. Securities in the Fund are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall values of the securities could decline generally or could underperform other investments.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Additionally, the trading prices of commodities, currencies and other instruments fluctuate in response to a variety of factors, including events that impact the entire market or specific market segments, such as political, market and economic developments. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”). As a result, an investor could lose money over short or even long periods.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Volatility Risk. The Fund is designed to capture the long-term economic benefits of rising or declining market trends. Frequent or significant short-term price movements could adversely impact the performance of the Fund.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.invescopowershares.com and will provide some indication of the risk of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio	Since inception

Management of the Adviser and Vice President of the Trust
Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception
Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page [    ] of the Prospectus.

PowerShares Emerging Markets Equity Allocation Portfolio

Summary Information

Investment Objective

The PowerShares Emerging Markets Equity Allocation Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks positive total returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	[ ]	%
Other Expenses(1)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1) “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this Prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy that is designed to provide returns that correspond to the performance of the [            ] (the “Benchmark”).  The Fund, in accordance with its strategy allocation rules, will invest in a combination of equity securities of companies in emerging market countries, exchange-listed futures contracts on the MSCI Emerging Markets Index, and exchange-listed futures contracts on the CBOE Emerging Markets ETF Volatility Index (“Emerging Markets VIX Index”).  The Fund also will invest in U.S. Government securities, money market instruments (including repurchase agreements), structured notes, cash and cash equivalents to collateralize its derivative investments or for other purposes.

The Benchmark’s allocation to futures contracts on the Emerging Markets VIX Index is designed to serve as an implied volatility hedge against exposure to emerging market equity securities, as volatility historically tends to correlate negatively to the performance of the equity markets (i.e., rapid declines in the performance of the equity markets generally are associated with particularly high volatility in such markets). “Implied volatility” is a measure of the expected volatility of the MSCI Emerging Markets Index, which is a free float-adjusted market capitalization index measuring the performance of equity securities of companies in more than 20 emerging market countries.  The Emerging Markets VIX Index measures the 30-day forward volatility of the MSCI Emerging Markets Index as calculated based on the prices of certain put and call options on that index.  The Emerging Markets VIX Index is a theoretical calculation and cannot be traded.

During periods of increased volatility, a greater portion of the Fund’s assets will be invested in futures on the Emerging Markets VIX Index. However, during periods of lower volatility, a greater portion of the Fund’s assets will be invested in equity investments, which include emerging market equity securities.  During periods of lower volatility, the Fund also will invest in futures contracts on the MSCI Emerging Markets Index. Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund can have a higher or lower exposure to any component within the Benchmark at any time.

[The Fund seeks to gain exposure to futures contracts on the Emerging Markets VIX Index by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary would be wholly-owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from futures contracts on the Emerging Markets VIX Index within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in futures contracts on the Emerging Markets VIX Index and may use leveraged investment techniques.  The Subsidiary would otherwise be subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity investments include the investment strategies of the Subsidiary.]

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Emerging Markets Securities Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Futures Contract Risk. The Fund may enter into futures contracts to simulate full investment in the Benchmark, to facilitate trading or to reduce transaction costs. The Fund will not use futures for speculative purposes. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures contracts on the Emerging Markets VIX Index or MSCI Emerging Markets Index approach expiration, they may be replaced by similar contracts that have a later expiration.  This process is referred to as “rolling.”  If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract.  The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.  At any given time, the percentage increase in the amount of futures contracts on the Emerging Markets VIX Index in which the Fund invests may be less than the percentage increase in the Emerging Markets VIX Index.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a stock index future and the movement in the underlying index. In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin.

The Fund must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Policies and Risks — Futures” in the SAI.

Emerging Markets VIX Index Risk.  The Chicago Board Options Exchange (“CBOE”) can make methodological changes to the calculation of the Emerging Markets VIX Index that could affect the value of the futures contracts on that index.  There can be no assurance that the CBOE will not change the Emerging Markets VIX Index calculation methodology in a way that may affect the value of your investment.  Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the Emerging Markets VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of your investment.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term. The Fund bears the risk that the counterparty to a repurchase agreement may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease.

Counterparty Risk. The Fund may engage in investment transactions, or enter into futures contracts, with third parties (each a “counterparty”). The Fund bears the risk that the counterparty may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit.

Cash Transaction Risk.  Unlike most exchange-traded funds, the Fund currently effects creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Fund’s investments.  As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional exchange-traded Funds.

[Subsidiary Investment Risk .The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Fund would wholly own and control the Subsidiary, and the Fund and Subsidiary would be managed by Invesco PowerShares Capital Management LLC (the “Adviser”), it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.]

Tax Risk. The Fund will gain much of its exposure to the futures markets by entering into futures contracts on the Emerging Markets VIX Index. To comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to restrict its income from futures contracts on the Emerging Markets VIX Index that do not generate qualifying income to a maximum of 10% of its gross income. There is no guarantee the Fund will be successful in doing so. Failure to comply with this restriction would have significant negative consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders. (See the section titled “Taxes” later in this Prospectus for more information.)

Volatility Risk. The Fund is designed to achieve positive total returns in rising or falling markets. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends).  The performance of the Fund is based in part on the prices of one or more futures contracts on the Emerging Markets VIX Index. Each of the equity securities and futures contracts on the MSCI Emerging Markets Index or Emerging Markets VIX Index are affected by a variety of factors and may change unpredictably, affecting the value of the futures contracts on the Emerging Markets VIX Index and, consequently, the value of the Fund’s Shares.

Strategy Risk. The Benchmark employs a rules-based strategy. As market dynamics shift over time, the strategy may become outdated or inaccurate. The strategy is based on historical price trends, and there can be no guarantee that such trends will continue over time or be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the strategy and the Fund may suffer significant losses.

Market Risk. Securities in the Fund are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall values of the securities could decline generally or could underperform other investments.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Additionally, the trading prices of the equity securities and futures contracts the Fund holds and other instruments fluctuate in response to a variety of factors, including events that impact the entire market or specific market segments, such as political, market and economic developments. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”). As a result, an investor could lose money over short or even long periods.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.invescopowershares.com and will provide some indication of the risk of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception
Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page [    ] of the Prospectus.

PowerShares
Crude Oil Allocation Portfolio

Summary Information

Investment Objective

The PowerShares Crude Oil Allocation Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	[ ]	%
Other Expenses(1)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1) “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this Prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy that is designed to provide returns that correspond to the performance of the [           ] (the “Benchmark”). The Fund, in accordance with its strategy allocation rules, will invest substantially all of its assets in a combination of exchange-listed futures contracts on crude oil, and exchange-listed futures contracts on the CBOE Crude Oil ETF Volatility Index (“Oil VIX Index”). The Fund also will invest in U.S. Government securities, money market instruments (including repurchase agreements), structured notes, cash and cash equivalents to collateralize its derivative investments or for other purposes.

The Benchmark’s allocation to futures contracts on the Oil VIX Index serves as an implied volatility hedge against exposure to crude oil futures, as volatility historically tends to correlate negatively to the performance of the oil commodity market (i.e., rapid declines in the performance of the market generally are associated with particularly high volatility in that market).  “Implied volatility” is a measure of the expected volatility of the United States Oil Fund, which is an exchange-traded security designed to track changes in crude oil prices and reflect the spot price of West Texas Intermediate light, sweet crude oil.  The Oil VIX Index measures the 30-day forward volatility of crude oil prices as calculated based on the prices of certain put and call options on the United States Oil Fund, LP. The Oil VIX Index is a theoretical calculation and cannot be traded.

During periods of increased volatility, a greater portion of the Fund’s assets will be invested in futures contracts on the Oil VIX Index. However, during periods of lower volatility, a greater portion of the Fund’s assets will be invested in crude oil futures. Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund can have a higher or lower exposure to any component within the Benchmark at any time.

[The Fund seeks to gain exposure to the crude oil commodity market and futures contracts on the Oil VIX Index by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary would be wholly-owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from futures contracts within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in futures contracts and may use leveraged investment techniques.  The Subsidiary would otherwise be subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity investments include the investment strategies of the Subsidiary.]

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Commodity-Linked Derivative Risk. The value of commodity-linked derivative instruments typically are based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked derivative instruments for crude oil may be affected by changes in overall economic conditions, in interest rates, or factors affecting the oil industry or crude oil in particular, such as production, supply or demand, or political, economic and regulatory developments. The prices of commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Fund.

Futures Contract Risk.  Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As futures contracts on the Oil VIX Index approach expiration, they may be replaced by similar contracts that have a later expiration.  This process is referred to as “rolling.”  If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract.  The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.  At any given time, the percentage increase in the amount of futures contracts on the Oil VIX Index in which the Fund invests may be less than the percentage increase in the Oil VIX Index.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a stock index future and the movement in the underlying index. In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin.

The Fund must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Policies and Risks — Futures” in the SAI.

Oil VIX Index Risk.  The Chicago Board Options Exchange (“CBOE”) can make methodological changes to the calculation of the Oil VIX Index that could affect the value of the futures contracts on the Oil VIX Index.  There can be no assurance that the CBOE will not change the Oil VIX Index calculation methodology in a way that may affect the value of your investment.  Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the Oil VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of your investment.

Counterparty Risk. The Fund may engage in investment transactions, or enter into futures contracts, with third parties (each a “counterparty”). The Fund bears the risk that the counterparty may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term. The Fund bears the risk that the counterparty to a repurchase agreement may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease.

Cash Transaction Risk.  Unlike most exchange-traded funds, the Fund currently effects creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Fund’s investments.  As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional exchange-traded Funds.

[Subsidiary Investment Risk .The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Fund would wholly own and control the Subsidiary, and the Fund and Subsidiary would be managed by Invesco PowerShares Capital Management LLC (the “Adviser”), it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.]

Tax Risk. The Fund will gain exposure to the futures markets by entering into futures contracts on the Oil VIX Index. To comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to restrict its income from futures contracts on the Oil VIX Index that do not generate qualifying income to a maximum of 10% of its gross income. There is no guarantee the Fund will be successful in doing so. Failure to comply with this restriction would have significant negative consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders. (See the section titled “Taxes” later in this Prospectus for more information.)

Volatility Risk. The Fund is designed to achieve positive total returns in rising or falling markets. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends).  The performance of the Fund is based in part on the prices of one or more futures contracts. Each of the futures contracts held by the Fund are affected by a variety of factors and may change unpredictably, affecting the value of the futures contracts and, consequently, the value of the Fund’s Shares.

Strategy Risk. The Benchmark employs a rules-based strategy. As market dynamics shift over time, the strategy may become outdated or inaccurate. The strategy is based on historical price trends, and there can be no guarantee that such trends will continue over time or be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the strategy and the Fund may suffer significant losses.

Market Risk. Securities in the Fund are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall values of the securities could decline generally or could underperform other investments.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Additionally, the trading prices of the futures contracts the Fund holds and other instruments fluctuate in response to a variety of factors, including events that impact the entire market or specific market segments, such as political, market and economic developments. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”). As a result, an investor could lose money over short or even long periods.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.invescopowershares.com and will provide some indication of the risk of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception
Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page [    ] of the Prospectus.

PowerShares
Gold Allocation Portfolio

Summary Information

Investment Objective

The PowerShares Gold Allocation Portfolio (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	[ ]	%
Other Expenses(1)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1) “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this Prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy that is designed to provide returns that correspond to the performance of the [           ] (the “Benchmark”). The Fund, in accordance with its strategy allocation rules, will invest substantially all of its assets in a combination of exchange-listed futures contracts on gold, and exchange-listed futures contracts on the CBOE Gold ETF Volatility Index (“Gold VIX Index”). The Fund also will invest in U.S. Government securities, money market instruments (including repurchase agreements), structured notes, cash and cash equivalents to collateralize its derivative investments or for other purposes.

The Benchmark’s allocation to futures contracts on the Gold VIX Index serves as an implied volatility hedge against exposure to gold futures, as volatility historically tends to correlate negatively to the performance of the gold commodity market (i.e., rapid declines in the performance of the market generally are associated with particularly high volatility in that market). “Implied volatility” is a measure of the expected volatility of the SPDR Gold Shares Trust, which is an exchange-traded product that primarily invests in gold bullion and whose performance is intended to reflect the spot price of gold.  The Gold VIX Index measures the 30-day forward volatility of gold prices as calculated based on the prices of certain put and call options on SPDR Gold Shares Trust.  The Gold VIX Index is a theoretical calculation and cannot be traded.

During periods of increased volatility, a greater portion of the Fund’s assets will be invested in futures contracts on the Gold VIX Index. However, during periods of lower volatility, a greater portion of the Fund’s assets will be invested in gold futures. Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund can have a higher or lower exposure to any component within the Benchmark at any time.

[The Fund seeks to gain exposure to the gold commodity market and futures contracts on the Gold VIX Index by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary would be wholly-owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from futures contracts within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in futures contracts and may use leveraged investment techniques.  The Subsidiary would otherwise be subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity investments include the investment strategies of the Subsidiary.]

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Commodity-Linked Derivative Risk. The value of commodity-linked derivative instruments typically are based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked derivative instruments for gold may be affected by changes in overall economic conditions, in interest rates, or factors affecting the gold in particular, such as supply or demand, or political, economic and regulatory developments. The prices of commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Fund.

Futures Contract Risk.  Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As futures contracts on the Gold VIX Index approach expiration, they may be replaced by similar contracts that have a later expiration.  This process is referred to as “rolling.”  If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract.  The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.  At any given time, the percentage increase in the amount of futures contracts on the Gold VIX Index in which the Fund invests may be less than the percentage increase in the Gold VIX Index.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a stock index future and the movement in the underlying index. In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin.

The Fund must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Policies and Risks — Futures” in the SAI.

Gold VIX Index Risk.  The Chicago Board Options Exchange (“CBOE”) can make methodological changes to the calculation of the Gold VIX Index that could affect the value of the futures contracts on the Gold VIX Index.  There can be no assurance that the CBOE will not change the Gold VIX Index calculation methodology in a way that may affect the value of your investment.  Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the Gold VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of your investment.

Counterparty Risk. The Fund may engage in investment transactions, or enter into futures contracts, with third parties (each a “counterparty”). The Fund bears the risk that the counterparty may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term. The Fund bears the risk that the counterparty to a repurchase agreement may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease.

Cash Transaction Risk.  Unlike most exchange-traded funds, the Fund currently effects creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Fund’s investments.  As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional exchange-traded Funds.

[Subsidiary Investment Risk .The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Fund would wholly own and control the Subsidiary, and the Fund and Subsidiary would be managed by Invesco PowerShares Capital Management LLC (the “Adviser”), it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.]

Tax Risk. The Fund will gain exposure to the futures markets by entering into futures contracts on the Gold VIX Index. To comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to restrict its income from futures contracts on the Gold VIX Index that do not generate qualifying income to a maximum of 10% of its gross income. There is no guarantee the Fund will be successful in doing so. Failure to comply with this restriction would have significant negative consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders. (See the section titled “Taxes” later in this Prospectus for more information.)

Volatility Risk. The Fund is designed to achieve positive total returns in rising or falling markets. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends).  The performance of the Fund is based in part on the prices of one or more futures contracts. Each of the futures contracts held by the Fund are affected by a variety of factors and may change unpredictably, affecting the value of the futures contracts and, consequently, the value of the Fund’s Shares.

Strategy Risk. The Benchmark employs a rules-based strategy. As market dynamics shift over time, the strategy may become outdated or inaccurate. The strategy is based on historical price trends, and there can be no guarantee that such trends will continue over time or be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the strategy and the Fund may suffer significant losses.

Market Risk. Securities in the Fund are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall values of the securities could decline generally or could underperform other investments.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Additionally, the trading prices of the futures contracts the Fund holds and other instruments fluctuate in response to a variety of factors, including events that impact the entire market or specific market segments, such as political, market and economic developments. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”). As a result, an investor could lose money over short or even long periods.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.invescopowershares.com and will provide some indication of the risk of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception
Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page [    ] of the Prospectus.

PowerShares Absolute Return Allocation Portfolio

Summary Information

Investment Objective

The PowerShares Absolute Return Allocation Portfolio (the “Fund”) is an actively managed exchange traded fund (“ETF”) that seeks positive total returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	[ ]	%
Other Expenses(1)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1) “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares of the Fund. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this Prospectus, the Fund does not have an operating history and turnover data therefore is not available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy designed to provide returns that correspond to the performance of the [            ] (the “Benchmark”). The Fund, in accordance with its strategy allocation rules, will invest substantially all of its assets in a combination of U.S. Treasury securities and large capitalization equity securities that are listed on major U.S. exchanges. The Fund also may invest in exchange-listed futures contracts on U.S. Treasury securities, exchange-listed futures contracts on equity indices, and money market instruments.

The Benchmark is comprised of securities that are included in one of two asset classes — (i) equity securities listed on major U.S. exchanges or (ii) U.S. Treasury securities. The Benchmark is a long-only index that uses the pricing model of [                ], the administrator of the Benchmark, to dynamically allocate its weighting between those two asset classes each month to obtain exposure to the asset class that outperformed the other asset class as of the end of the previous month.

The Benchmark sets the weights of each asset class at 50% at the beginning of each calendar year. Using a model that evaluates the returns, volatility and correlation of each asset class, [                ] rebalances the weight of each asset class at the start of each month by increasing the weight of the asset class that outperformed the previous month.  The monthly weights may vary widely, and at times the Benchmark may be weighted entirely to one asset class.  The weights of the two asset classes are reset to 50% at the end of the calendar year, regardless of their weighting at that time.

Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund also may invest in exchange-listed futures contracts on equity indices and exchange-listed futures contracts on U.S. Treasury securities to seek to achieve its investment objective.  As a result, the Fund’s weights to the two asset classes may vary from those of the Benchmark at any time.

[To gain exposure to exchange-listed futures contracts on equity indices and exchange-listed futures contracts on U.S. Treasury securities, the Fund may invest in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary would be wholly-owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from futures contracts within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in futures contracts and may use leveraged investment techniques.  The Subsidiary would otherwise be subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity investments include the investment strategies of the Subsidiary.]

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Futures Contract Risk.  Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. As the futures approach expiration, they may be replaced by similar contracts that have a later expiration.  This process is referred to as “rolling.”  If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract.  The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a stock index future and the movement in the underlying index. In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin.

The Fund must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Policies and Risks — Futures” in the SAI.

Risks of Investing in U.S. Treasury Futures. The Fund may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable the Fund to buy or sell a U.S. Treasury security in the future at an agreed-upon price and require special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Fund enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Fund’s return. The Fund could also experience losses if the U.S. Treasury securities underlying futures contracts are not correlated closely with the securities held by the Fund or if the Fund is unable to close out a position because the market for such derivatives becomes illiquid.

Counterparty Risk. The Fund may engage in investment transactions, or enter into futures contracts, with third parties (each a “counterparty”). The Fund bears the risk that the counterparty may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit.

Cash Transaction Risk.  Unlike most exchange-traded funds, the Fund currently effects creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Fund’s investments.  As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional exchange-traded Funds.

[Subsidiary Investment Risk. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Fund would wholly own and control the Subsidiary, and the Fund and Subsidiary would be managed by Invesco PowerShares Capital Management LLC (the “Adviser”), it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.]

Strategy Risk. The Benchmark employs a rules-based strategy. As market dynamics shift over time, the strategy may become outdated or inaccurate. The strategy is based on historical price trends, and there can be no guarantee that such trends will continue over time or be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the strategy and the Fund may suffer significant losses.

Market Risk. Securities in the Fund are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall values of the securities could decline generally or could underperform other investments.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Additionally, the trading prices of the equity securities or futures contracts the Fund holds and other instruments fluctuate in response to a variety of factors, including events that impact the entire market or specific market segments, such as political, market and economic developments. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”). As a result, an investor could lose money over short or even long periods.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.invescopowershares.com and will provide some indication of the risk of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since inception
Brian McGreal	Vice President and Portfolio Manager of the Adviser	Since inception
Joshua Betts	Vice President and Portfolio Manager of the Adviser	Since inception

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page [    ] of the Prospectus.

Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of [50,000] Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of each Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Funds will be listed for trading on [                      ] (“[                ]” or the “Exchange”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

PowerShares Global Macro Portfolio

The Fund seeks to achieve its investment objective by investing directly in commodity, foreign exchange and financial derivatives and indirectly in commodities.  The Fund is managed using a quantitative, rules-based strategy that is designed to provide returns that correspond to the performance of the Benchmark.

The Benchmark tracks the performance of global futures contracts that reflect price movements from a globally diversified portfolio of 37 commodities, foreign exchange and financial futures contracts. The Benchmark is designed to capture the income and gains derived from rising or declining price trends in the markets for commodity, currency and financial futures contracts. [                ], the administrator of the Benchmark, groups the contracts into what it believes are the six most significant sectors traded in that portfolio. The Benchmark is sector neutral and does not take into account any one individual constituent futures contract. The contracts are represented on either a “long” or “short” basis depending on historical price trends.

The Fund’s commodity and foreign exchange investments generally are limited to exchange-traded futures contracts, forward currency contracts and swap transactions that provide exposure to commodity and currency returns. The Fund’s financial derivatives investments include exchange-traded financial futures contracts on interest rate, equity index and financial instruments. The Fund also may invest in money market instruments and structured notes based on commodities, and it may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.

[The Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in the Subsidiary. The Subsidiary will be wholly-owned and controlled by the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.]

PowerShares Emerging Markets Equity Allocation Portfolio

The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy that is designed to provide returns that correspond to the performance of the Benchmark.  The Fund, in accordance with its strategy allocation rules, will invest in a combination of equity securities of companies in emerging market countries and exchange-traded futures contracts on the MSCI Emerging Markets Index and on the Emerging Markets VIX Index.  The Fund also will invest in U.S. Government securities, money market instruments (including repurchase agreements), structured notes, cash and cash equivalents to collateralize its derivative investments or for other purposes.

The Benchmark’s allocation to futures contracts on the Emerging Markets VIX Index is designed to serve as an implied volatility hedge against exposure to emerging market equity securities, as volatility historically tends to correlate negatively to the performance of the equity markets (i.e., rapid declines in the performance of the equity markets generally are associated with particularly high volatility in such markets).  “Implied volatility” is a measure of the expected volatility of the MSCI Emerging Markets Index.

During periods of increased volatility, a greater portion of the Fund’s assets will be invested in futures contracts on the Emerging Markets VIX Index. However, during periods of lower volatility, a greater portion of the Fund’s assets will be invested in emerging market equity securities and futures on the MSCI Emerging Markets Index. Following [the propriety formula of [                ]], under normal circumstances (i.e., times other than when the Benchmark’s stop-loss process (as described below) is triggered), the Benchmark is invested fully, with futures contracts on the Emerging Markets VIX Index constituting between 2.5% and 40% of the Benchmark and equity securities and other futures contracts composing the remainder.  In the event losses on the Benchmark over the previous five business days are greater than 2%, the stop-loss process will be triggered, and the Benchmark will move its assets into a 100% cash position. Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund can have a higher or lower exposure to any component within the Benchmark at any time.

The Emerging Markets VIX Index measures the 30-day forward volatility of the MSCI Emerging Markets Index Fund as calculated based on the prices of certain put and call options on the MSCI Emerging Markets Index Fund, which itself tracks the performance of companies from more than 20 emerging market countries. The Emerging Markets VIX Index is a theoretical calculation and cannot be traded.

Because the Emerging Markets VIX Index is not a tangible item that can be purchased and sold directly, a futures contract on the Emerging Markets VIX Index provides for the payment and receipt of cash based on the level of the Emerging Markets VIX Index at settlement or liquidation of the contract.  A futures contract provides for a specified settlement month in which the cash settlement is made or in which the underlying asset or financial instrument is to be delivered by the seller (whose position is therefore described as “short”) and acquired by the purchaser (whose position is therefore described as (“long”). There is no purchase price paid or received on the purchase or sale of a futures contract.  Instead, an amount of cash or cash equivalents must be deposited with the broker as “initial margin.”  This amount varies based on the requirements imposed by the exchange clearing houses, but may be lower than 5% of the notional value of the contract.  This margin deposit provides collateral for the obligations of the parties to the futures contract.

Futures contracts on the Emerging Markets VIX Index were launched for trading by the CBOE in January 2012 and provide investors with the ability to invest in forward market volatility based on their view of the future direction or movement of the Emerging Markets VIX Index.  Investors who believe the implied volatility of the MSCI Emerging Markets Index will increase may buy futures contracts on the Emerging Markets VIX Index, expecting that the Emerging Markets VIX Index will increase.  Conversely, investors who believe that the implied volatility of the MSCI Emerging Markets Index will decline may sell futures contracts on the Emerging Markets VIX Index, expecting that the Emerging Markets VIX Index will fall.

[                ] (the “Committee”) maintains the Benchmark. [The Committee meets monthly. At each meeting, the Committee reviews pending corporate actions that may affect Benchmark constituents, statistics comparing the composition of the Benchmark to the market, companies that are being considered as candidates for addition to the Benchmark, and any significant market events.  In addition, the Committee may revise the Benchmark’s policy covering rules for selecting companies, treatment of dividends, share counts or other matters.]

[The Fund may gain exposure to futures contracts on the Emerging Markets VIX Index by investing in the Subsidiary. The Subsidiary would be wholly-owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from futures contracts on the Emerging Markets VIX Index within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in futures contracts on the Emerging Markets VIX Index and may use leveraged investment techniques.  The Subsidiary would otherwise be subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity investments include the investment strategies of the Subsidiary.]

The Fund also may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

PowerShares Crude Oil Allocation Portfolio

The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy that is designed to provide returns that correspond to the performance of the Benchmark. The Fund, in accordance with its strategy allocation rules, will invest substantially all of its assets in a combination of exchange-listed futures contracts on crude oil and exchange-listed futures contracts on the Oil VIX Index. The Fund also will invest in U.S. Government securities, money market instruments (including repurchase agreements), structured notes, cash and cash equivalents to collateralize its derivative investments or for other purposes.

The Benchmark’s allocation to futures contracts on the Oil VIX Index serves as an implied volatility hedge against exposure to crude oil futures, as volatility historically tends to correlate negatively to the performance of the oil commodity market (i.e., rapid declines in the performance of the market generally are associated with particularly high volatility in that market). “Implied volatility” is a measure of the expected volatility of the United States Oil Fund, LP.

During periods of increased volatility, a greater portion of the Fund’s assets will be invested in futures contracts on the Oil VIX Index. However, during periods of lower volatility, a greater portion of the Fund’s assets will be invested in crude oil futures. Following [             ] propriety formula, under normal circumstances (i.e., times other than when the Benchmark’s stop-loss process (as described below) is triggered), the Benchmark is invested fully, with futures contracts on the Oil VIX Index constituting between 2.5% and 40% of the Benchmark and crude oil futures composing the remainder.  In the event losses on the Benchmark over the previous five business days are greater than 2%, the stop-loss process will be triggered triggered, and the Benchmark will move its assets into a 100% cash position. Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund can have a higher or lower exposure to any component within the Benchmark at any time.

The Oil VIX Index measures the 30-day forward volatility of crude oil prices as calculated based on the prices of certain put and call options on the United States Oil Fund, LP, an exchange-traded security designed to track changes in crude oil prices and reflect the spot price of West Texas Intermediate light, sweet crude oil. The Oil VIX Index is a theoretical calculation and cannot be traded.

Because the Oil VIX Index is not a tangible item that can be purchased and sold directly, a futures contract on the Oil VIX Index provides for the payment and receipt of cash based on the level of the Oil VIX Index at settlement or liquidation of the contract.  A futures contract provides for a specified settlement month in which the cash settlement is made or in which the underlying asset or financial instrument is to be delivered by the seller (whose position is therefore described as “short”) and acquired by the purchaser (whose position is therefore described as (“long”). There is no purchase price paid or received on the purchase or sale of a futures contract.  Instead, an amount of cash or cash equivalents must be deposited with the broker as “initial margin.”  This amount varies based on the requirements imposed by the exchange clearing houses, but may be lower than 5% of the notional value of the contract.  This margin deposit provides collateral for the obligations of the parties to the futures contract.

Futures contracts on the Oil VIX Index were first launched for trading by the CBOE in 2008 and provide investors with the ability to invest in forward market volatility based on their view of the future direction or movement of the Oil VIX Index.  Investors who believe the implied volatility of the United States Oil Fund, LP will increase may buy futures contracts on the Oil VIX Index, expecting that the Oil VIX Index will increase.  Conversely, investors who believe that the implied volatility of the United States Oil Fund, LP will decline may sell futures contracts on the Oil VIX Index, expecting that the Oil VIX Index will fall.

[The Committee maintains the Benchmark. The Committee meets monthly. At each meeting, the Committee reviews pending corporate actions that may affect Benchmark constituents, statistics comparing the composition of the Benchmark to the market, companies that are being considered as candidates for addition to the Benchmark, and any significant market events.  In addition, the Committee may revise the Benchmark’s policy covering rules for selecting companies, treatment of dividends, share counts or other matters.]

[The Fund may gain exposure to the crude oil commodity market and futures on the Oil VIX Index by investing in the Subsidiary. The Subsidiary would be wholly-owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from futures contracts within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in futures and may use leveraged investment techniques.  The Subsidiary would otherwise be subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity investments include the investment strategies of the Subsidiary.]

The Fund also may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with Qualified Institutions. The Adviser will monitor the continued creditworthiness of Qualified Institutions.

PowerShares Gold Allocation Portfolio

The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy that is designed to provide returns that correspond to the performance of the Benchmark. The Fund, in accordance with its strategy allocation rules, will invest substantially all of its assets in a combination of exchange-listed futures contracts on gold and on the Gold VIX Index. The Fund also will invest in U.S. Government securities, money market instruments (including repurchase agreements), structured notes, cash and cash equivalents to collateralize its derivative investments or for other purposes.

The Benchmark’s allocation to futures contracts on the Gold VIX Index serves as an implied volatility hedge against exposure to gold futures, as volatility historically tends to correlate negatively to the performance of the gold commodity market (i.e., rapid declines in the performance of the market generally are associated with particularly high volatility in that market). “Implied volatility” is a measure of the expected volatility of the SPDR Gold Shares Trust.

During periods of increased volatility, a greater portion of the Fund’s assets will be invested in futures contracts on the Gold VIX Index. However, during periods of lower volatility, a greater portion of the Fund’s assets will be invested in gold futures. Following [             ] propriety formula, under normal circumstances (i.e., times other than when the Benchmark’s stop-loss process (as described below) is triggered), the Benchmark is invested fully, with futures contracts on the Gold VIX Index constituting between 2.5% and 40% of the Benchmark and gold futures composing the remainder.  In the event losses on the Benchmark over the previous five business days are greater than 2%, the stop-loss process will be triggered, and the Benchmark will move its assets into a 100% cash position. Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund can have a higher or lower exposure to any component within the Benchmark at any time.

The Gold VIX Index measures the 30-day forward volatility of gold prices as calculated based on the prices of certain put and call options on SPDR Gold Shares Trust, an exchange-traded product that primarily invests in gold bullion and whose performance is intended to reflect the spot price of gold.  The Gold VIX Index is a theoretical calculation and cannot be traded.

Because the Gold VIX Index is not a tangible item that can be purchased and sold directly, a futures contract on the Gold VIX Index provides for the payment and receipt of cash based on the level of the Gold VIX Index at settlement or liquidation of the contract.  A futures contract provides for a specified settlement month in which the cash settlement is made or in which the underlying asset or financial instrument is to be delivered by the seller (whose position is therefore described as “short”) and acquired by the purchaser (whose position is therefore described as (“long”). There is no purchase price paid or received on the purchase or sale of a futures contract.  Instead, an amount of cash or cash equivalents must be deposited with the broker as “initial margin.”  This amount varies based on the requirements imposed by the exchange clearing houses, but may be lower than 5% of the notional value of the contract.  This margin deposit provides collateral for the obligations of the parties to the futures contract.

Futures contracts on the Gold VIX Index were first launched for trading by the CBOE in 2011 and provide investors the ability to invest in forward market volatility based on their view of the future direction or movement of the Gold VIX Index.  Investors who believe the implied volatility of the SPDR Gold Shares Trust will increase may buy futures contracts on the Gold VIX Index, expecting that the Gold VIX Index will increase.  Conversely, investors who believe that the implied volatility of the SPDR Gold Shares Trust will decline may sell futures contracts on the Gold VIX Index, expecting that the Gold VIX Index will fall.

[The Committee maintains the Benchmark. The Committee meets monthly. At each meeting, the Committee reviews pending corporate actions that may affect Benchmark constituents, statistics comparing the composition of the Benchmark to the market, companies that are being considered as candidates for addition to the Benchmark, and any significant market events.  In addition, the Committee may revise the Benchmark’s policy covering rules for selecting companies, treatment of dividends, share counts or other matters.]

[The Fund may gain exposure to the gold commodity market and futures contracts on the Gold VIX Index by investing in the Subsidiary. The Subsidiary would be wholly-owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from futures contracts within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in futures and may use leveraged investment techniques.  The Subsidiary would otherwise be subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity investments include the investment strategies of the Subsidiary.]

The Fund also may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with Qualified Institutions. The Adviser will monitor the continued creditworthiness of Qualified Institutions.

PowerShares Absolute Return Allocation Portfolio

The Fund seeks to achieve its investment objective by using a quantitative, rules-based strategy designed to provide returns that correspond to the performance of the Benchmark. The Fund, in accordance with its strategy allocation rules, will invest substantially all of its assets in a combination of U.S. Treasury securities and large capitalization equity securities that are listed on major U.S. exchanges. The Fund also may invest in exchange-listed futures contracts on U.S. Treasury securities, exchange-listed futures contracts on equity indices, and money market instruments.

The Benchmark is comprised of securities that are included in one of two asset classes — (i) equity securities listed on major U.S. exchanges or (ii) U.S. Treasury securities. The Benchmark is a long-only index that uses the pricing model of [                ], the administrator of the Benchmark, to dynamically allocate its weighting between those two asset classes each month to obtain exposure to the asset class that outperformed the other asset class as of the end of the previous month.

The Benchmark sets the weights of each asset class at 50% at the beginning of each calendar year. Using a model that evaluates the returns, volatility and correlation of each asset class, [                ] rebalances the weight of each asset class at the start of each month by increasing the weight of the asset class that outperformed the previous month.  The monthly weights may vary widely, and at times the Benchmark may be weighted entirely to one asset class.  The weights of the two asset classes are reset to 50% at the end of the calendar year, regardless of their weighting at that time.

Although the Fund seeks returns comparable to the returns of the Benchmark, the Fund also may invest in exchange-listed futures contracts on equity indices and exchange-listed futures contracts on U.S. Treasury securities to seek to achieve its investment objective.  As a result, the Fund’s weights to the two asset classes may vary from those of the Benchmark at any time.

[To gain exposure to exchange-listed futures contracts on equity indices and exchange-listed futures contracts on U.S. Treasury securities, the Fund may invest in the Subsidiary. The Subsidiary would be wholly-owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from futures contracts within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in futures contracts and may use leveraged investment techniques.  The Subsidiary would otherwise be subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity investments include the investment strategies of the Subsidiary.]

Principal Risks of Investing in the Funds

The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Commodity and Commodity-Linked Derivative Risk

The value of commodities and commodity-linked derivative instruments typically are based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, supply or demand, or political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. This may impair the ability of a Fund to sell its portfolio holdings quickly or for full value. Commodity derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on a Fund.

Futures Contract Risk

The Funds may enter into futures contracts to simulate full investment in their respective Benchmarks, to facilitate trading or to reduce transaction costs. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for delivery of the underlying asset for settlement in cash based on the level of the underlying asset. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a stock index future and the movement in the underlying index. There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In the event of adverse price movements, a Fund would be required to make daily cash payments to maintain its required margin.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, a Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Policies and Risks — Futures and Options” in the SAI.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Emerging Markets Securities Risk

Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Fixed-Income Securities Risk

Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

VIX Index Risks

The CBOE can make methodological changes to the calculation of the Emerging Markets VIX Index, Oil VIX Index or Gold VIX Index that could affect the value of the futures contracts on those respective indices.  There can be no assurance that the CBOE will not change the calculation methodology of these indices in a way that may affect the value of your investment.  Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the Emerging Markets VIX Index, Oil VIX Index or Gold VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of your investment.

Risks of Investing in U.S. Treasury Futures

The PowerShares Absolute Return Allocation Portfolio may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable the Fund to buy or sell a U.S. Treasury security in the future at an agreed-upon price and require special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Fund enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Fund’s return. The Fund could also experience losses if the U.S. Treasury securities underlying futures contracts are not correlated closely with the securities held by the Fund or if the Fund is unable to close out a position because the market for such derivatives becomes illiquid.

Currency Transactions Risk

PowerShares Global Macro Portfolio and its Subsidiary may engage in currency transactions including forward currency contracts and exchange-listed currency futures contracts. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.

Counterparty Risk

The Funds may enter into agreements with third parties (each, a “Counterparty”). The Fund bears the risk that the counterparty may default on its obligations or otherwise fail to honor its obligations. If a Counterparty defaults on its payment obligations, a Fund will lose money and the value of an investment in Fund shares may decrease. In addition, a Fund may engage in investment transactions with a limited number of Counterparties, which may increase a Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit.

Strategy Risk

Each Fund’s Benchmark employs a rules-based strategy. As market dynamics shift over time, each strategy may become outdated or inaccurate. The strategies are based on historical price trends, and there can be no guarantee that such trends will continue over time or be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the strategies and the Funds may suffer significant losses.

Cash Transaction Risk

Unlike most exchange-traded funds, the Funds currently effect creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Funds’ investments. As such, investments in each Fund’s Shares may be less tax efficient than investments in conventional ETFs.

Short Sale Risk

PowerShares Global Macro Portfolio’s Subsidiary may engage in “short sale” transactions. A short sale involves the sale by the Subsidiary of a futures contract that it does not own with the hope of purchasing the same derivative position at a later date at a lower price. Short sales are designed to profit from a decline in the price of a security or instrument. Through its investment in the Subsidiary, the Fund will lose value if the security or instrument that is the subject of a short sale increases in value. This is the opposite of traditional “long” investments where the value of the Fund increases as the value of a portfolio security or instrument increases. If the price of the derivative that is the subject of a short sale increases, then the Subsidiary will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Repurchase Agreement Risk

Each Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term. A Fund bears the risk that the counterparty to a repurchase agreement may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, a Fund will lose money and the value of an investment in Fund shares may decrease.

Credit Risk

The financial condition of an issuer of a debt security, derivative or other instrument may cause it to default or become unable to pay interest or principal due. If the issuer defaults, a Fund cannot collect interest and principal payments on a security or instrument. While each Fund attempts to limit credit exposure in a manner consistent with its investment objective, the value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

Liquidity Risk

The Funds may invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on a Fund’s ability to achieve its investment objective and may result in losses to the Fund’s shareholders.

Subsidiary Investment Risk

Each Fund’s Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, each Fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because each Fund will wholly own and control its Subsidiary, and each Fund and Subsidiary are managed by the Adviser, it is unlikely that a Subsidiary will take action contrary to the interests of its Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, respectively, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders.

Tax Risk

In order for a Fund to qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. As such, the Fund will seek to limit non-qualifying income so as to qualify as a regulated investment company. Failure to comply with the 90% minimum would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on a Fund and taxes on its distributions to shareholders.

Market Risk

Securities in a Fund are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall values of the securities could decline generally or could underperform other investments.

Market Trading Risk

Each Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Additionally, the trading prices of commodities, currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, including events that impact the entire market or specific market segments, such as political, market and economic developments. Any of these factors may lead to the Shares trading at a premium or discount to a Fund’s NAV. As a result, an investor could lose money over short or even long periods.

Management Risk

Each Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that a Fund will achieve its investment objective.

Investment Risk

As with all investments, an investment in a Fund is subject to investment risk. Investors in a Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Volatility Risk

Each Fund is designed to capture the long-term economic benefits of rising or declining market trends. Frequent or significant short-term price movements could adversely impact the performance of a Fund. Market conditions in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against a Fund’s long or short positions (which are based on prior trends).

Non-Diversified Fund Risk

Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Principal Investment Strategies

Each Fund’s investment objective constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The fundamental and non-fundamental policies of the Funds are set forth in the Funds’ Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

[Borrowing Money

The Fund may borrow money from a bank to the extent permitted by the Investment Company Act of 1940 in order to meet shareholder redemptions and for temporary or emergency purposes.]

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Trading Issues

Trading in Shares on [              ] may be halted due to market conditions or for reasons that, in the view of [              ], make trading in Shares inadvisable. In addition, trading in Shares on [              ] is subject to trading halts caused by extraordinary market volatility pursuant to the [              ] “circuit breaker” rules. There can be no assurance that the requirements of [              ] necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Shares May Trade at Prices Different Than NAV

The NAV of a Fund’s Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on [              ]. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities held by a Fund. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Unlike conventional ETFs, the Funds are not index funds. Each Fund is actively managed and does not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of a Fund’s holdings, the Adviser believes that the trading experience of each Fund should be similar to that of index-based ETFs. However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Tax-Advantaged Structure of ETFs

The Fund’s Shares are issued and redeemed primarily for cash, in Creation Units at each day’s next calculated NAV. Because the Fund intends to effect creations and redemptions primarily for cash, investments in Shares of the Fund may be less tax efficient than conventional ETFs.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs with combined assets under management of more than $[          ] billion as of [                ], 2012. The Trust currently is comprised of [three] ETFs.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs, providing certain clerical, bookkeeping and other administrative services of the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Funds. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Brian McGreal and Joshua Betts. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance issues.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a portfolio manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Prior to joining the Adviser in 2008, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares in the Trust.

Each Fund pays the Adviser a unitary management fee equal to a percentage of its average daily net assets, as set forth in the chart below:

Fund	Trading Symbol
PowerShares Global Macro Portfolio	[ ]

PowerShares Emerging Markets Equity Allocation Portfolio	[ ]

PowerShares Crude Oil Allocation Portfolio	[ ]

PowerShares Gold Allocation Portfolio	[ ]

PowerShares Absolute Return Allocation Portfolio	[ ]

Out of each unitary management fee, the Adviser pays substantially all expenses of each Fund, including costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser’s unitary management fee is designed to pay each Fund’s expenses and to compensate the Adviser for providing services to each Fund.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to each Fund will be available in the Annual Report to shareholders for the year ended October 31, 2012.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at net asset value (“NAV”) per Share only in large blocks of [50,000 Shares] (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”).

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the secondary market on [          ]. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on [              ] under the following symbols:

Fund	Trading Symbol
PowerShares Global Macro Portfolio	[ ]

PowerShares Emerging Markets Equity Allocation Portfolio	[ ]

PowerShares Crude Oil Allocation Portfolio	[ ]

PowerShares Gold Allocation Portfolio	[ ]

PowerShares Absolute Return Allocation Portfolio	[ ]

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share, only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of each Fund on [                ] may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per Share basis the sum of the current market price of the cash accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market, and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. In recognition of the nature of the Funds’ investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Distributions and Taxes

Dividends and Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid [quarterly] by the Funds. Each Fund distributes its net realized capital gains, if any, to shareholders annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the [                      ], and

•  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly by each Fund. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales and Cash Redemptions

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on In-Kind Purchases and In-Kind Redemptions of Creation Units

An AP who exchanges equity securities or equity securities and cash for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. An AP who exchanges Creation Units for equity securities or equity securities and cash generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Taxes” in the SAI for more information.

[Investment in a Subsidiary

One of the requirements for qualification as a RIC under Subchapter M of the Code is that each Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. The IRS has issued a revenue ruling which concludes that income derived from [futures swaps] is not qualifying income under Subchapter M of the Code.

The Funds may apply for a private letter ruling from the IRS with respect to its investments in certain [futures] and each Subsidiary, which if granted will provide that the income received from both investments will be treated as qualifying income to the Funds.  The IRS has indicated that the granting of private letter rulings, like the one that the Funds may request, is currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS would grant a private letter ruling request the Funds may file. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that the annual net profit that may be realized by each Subsidiary and imputed for income tax purposes to the Funds will not be considered “qualifying income” for purposes of the Funds remaining qualified as a regulated investment companies for U.S. federal income tax purposes. If the Funds fail to receive a private letter ruling, they may elect not to form or invest through a Subsidiary. If the IRS were to change its position or otherwise determine that income derived from certain futures contracts or from the Funds’ investments in the Subsidiaries does not constitute qualifying income, and if such positions were upheld, the Funds might cease to qualify as RICs and would be required to reduce their exposure to such investments, which may result in difficulty in implementing each Fund’s investment strategy. If the Funds did not qualify as RICs for any taxable year, each Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, each Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Funds’ Board may determine to reorganize or close the Funds or materially change each Funds investment objective and strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, respectively, could result in the inability of the Funds and/or the Subsidiaries to operate as described in this Prospectus and could negatively affect the Funds and their shareholders. There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as swap agreements, options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Funds’ taxable income or gains and distributions.]

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange (“NYSE”) is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security primarily is traded. The NAV for each Fund will be calculated and disseminated daily. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund and performs other related audit services.

Financial Highlights

The Funds are new and have no performance history; therefore financial highlights are not yet available.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, when available, can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3)(C) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Delivery of Shareholder Documents — Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders, when available. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Actively Managed Exchange-Traded Fund Trust
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the Investment Company Act of 1940 is 811-22148.

PowerShares Actively
Managed Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903

www.InvescoPowerShares.com

P-PS-PRO-[CODE]

Investment Company Act File No. 811-22148

PowerShares Actively Managed Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated [                ], 2012

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated [                    ], 2012 for the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”), relating to the series of the Trust listed below (each a “Fund,” and, collectively the “Funds”) as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares Global Macro Portfolio	[ ]	[ ]

PowerShares Emerging Markets Equity Allocation Portfolio	[ ]	[ ]

PowerShares Crude Oil Allocation Portfolio	[ ]	[ ]

PowerShares Gold Allocation Portfolio	[ ]	[ ]

PowerShares Absolute Return Allocation Portfolio	[ ]	[ ]

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, or by calling toll free 800.983.0903.

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GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of [ten] investment portfolios.  This SAI relates to PowerShares Global Macro Portfolio, PowerShares Emerging Markets Equity Allocation Portfolio, PowerShares Crude Oil Allocation Portfolio, PowerShares Gold Allocation Portfolio and PowerShares Absolute Return Allocation Portfolio (each, a “Fund” and collectively, the “Funds”). Because each Fund is “non-diversified,” each Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as “Shares.”

The investment objective of each of PowerShares Global Macro Portfolio, PowerShares Emerging Markets Equity Allocation Portfolio and PowerShares Absolute Return Allocation Portfolio is to seek positive total returns. The investment objective of each of PowerShares Crude Oil Allocation Portfolio and PowerShares Gold Allocation Portfolio is to seek capital appreciation. Each Fund is managed by Invesco PowerShares Capital Management LLC (the “Adviser”), a wholly-owned subsidiary of Invesco Ltd.

Each Fund will issue and redeem Shares at net asset value (“NAV”) only in aggregations of [50,000] Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”). Each Fund will issue and redeem Creation Units principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus fixed and variable transaction fees; however, the Funds also reserve the right to permit or require Creation Units to be issued in exchange for Deposit Securities together with the deposit of a Cash Component.

Each Fund’s Shares are listed on [               ] (the “Exchange”). Shares trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

EXCHANGE LISTING AND TRADING

Shares of each Fund trade throughout the day on [               ].

In order to provide additional information regarding the indicative value of Shares of the Funds, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

INVESTMENT RESTRICTIONS

The Board of Trustees of the Trust (the “Board”) has adopted as fundamental policies the respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest more than 25% of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may be deemed to involve a borrowing, to the extent permitted under the 1940 Act.

(3)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

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(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2) and 4(iii), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (2) and 4(iii), in the event that a Fund’s borrowings at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

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The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Unlike conventional exchange-traded funds (“ETFs”), the Funds are “actively managed” and do not seek to replicate the performance of a specified index. Each Fund seeks to achieve its investment objective by investing in securities included in its investment universe.

Investment Risks

A discussion of the risks associated with an investment in the Funds is contained in the Funds’ Prospectus in the “Summary Information—Principal Risks of Investing in the Fund” applicable to each Fund and the “Additional Information About the Funds’ Strategies and Risks” section. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Equity Securities. Holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities have neither a fixed principal amount nor a maturity.

Fixed Income Securities. PowerShares Absolute Return Allocation Portfolio may invest in fixed income securities. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Structured Notes. Each Fund (except for PowerShares Absolute Return Allocation Portfolio) may invest in notes, sometimes called “structured notes,” linked to the performance of commodities or currencies. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of commodities markets without investing directly in the underlying physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Structured notes linked to one or more currencies provide exposure to such currency or

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currencies. These notes are subject to the credit risk of the issuing party and may be less liquid than other types of securities. This means that a Fund may lose money if the issuer of the note defaults and that the Fund may not be able to readily close out its investment in such notes without incurring losses. Each Fund (except for PowerShares Absolute Return Allocation Portfolio) may not invest more than 30% of its assets in structured notes.

Futures. The Funds may enter into futures contracts. These futures contracts will be used to simulate full investment in securities, to facilitate trading or to reduce transaction costs. The Funds only will enter into futures contracts that are traded on an exchange. The Funds will not use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Index futures contracts are based on indices that reflect the market value of securities included in the indices. The custodian will segregate assets committed to futures contracts to the extent required by law.

General Risks of Futures and Currency Strategies. The use by the Funds of futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow:

(1)  Successful use of hedging and non-hedging transactions depends upon the Adviser’s ability to correctly predict the direction of changes in the value of the applicable markets and securities. There can be no assurance that any particular hedging strategy will succeed.

(2)  In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

(4)  There is no assurance that a liquid secondary market will exist for any particular futures contract or forward currency contract at any particular time.

(5)  A Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

(6)  There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

(7)  Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.

Forward Currency Contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date (usually less than one year) at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. PowerShares Global Macro Portfolio may enter into forward currency contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The settlement of the contracts may occur with the delivery of a specified amount of currency or a net cash settlement in a base currency equivalent to the market value of the contract. That Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated money market securities in an attempt to obtain an investment result that is similar

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to a direct investment in a foreign currency denominated instrument. This investment technique, if successful, creates a “synthetic” position in the particular foreign currency instrument the Fund is trying to duplicate.

A non-deliverable forward contract is a type of forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that the Fund contractually is obligated to make or receive. Non-deliverable forward contracts also are subject to the risk that the Counterparty will default on its obligations.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. If the Fund utilizes foreign exchange transactions at an inappropriate time, such transactions may not serve their intended purpose. The Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Restrictions on the Use of Futures Contracts. [The Commodity Futures Trading Commission (“CFTC”) recently adopted amendments to Rule 4.5 of the CEA that significantly limit the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion from registration with the CFTC as a commodity pool operator (“CPO”). The exclusion from Rule 4.5 previously allowed registered investment companies to engage in unlimited transactions involving futures contracts. However, under amended Rule 4.5, a registered investment company can claim exclusion from registration as a CPO only if it uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions).

The Trust intends to claim exclusion from registration as a CPO under the amended Rule 4.5; however, because the Funds do not expect to use futures contracts solely for “bona fide hedging purposes,” they may be required to limit its use of positions in futures contracts in accordance with the requirements of amended Rule 4.5. If a Fund ceases to be eligible for exclusion under Rule 4.5 of the CEA, the Fund may be subject to dual regulation by the CFTC and Securities and Exchange Commissions (“SEC”) and may be required to register as a CPO. If a Fund were to register as a CPO, it may experience difficulty in implementing its investment strategy or achieving its investment objective. In that event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.]

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more

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or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements. PowerShares Global Macro Portfolio may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually are on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund contractually is obligated to make. Swap agreements are subject to the risk that the Counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Fund may lose money in a total return swap if the Counterparty fails to meet its obligations.

In the event the Fund uses swap agreements, it will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, and such an action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Funds’ ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

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The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes that it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality, as the investment adviser of each Fund determines; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted under the 1940 Act. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Illiquid Securities. Each Fund may hold up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

U.S. Government Obligations. Each Fund may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. In September 2008, the Federal Housing Finance Agency placed FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

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The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

[Investment in the Subsidiaries. Each Fund may achieve futures contract exposure through investment in its respective Subsidiary.  Should a Fund invest in its Subsidiary, that investment may not exceed 25% of the Fund’s total assets at the end of each tax year quarter. Each Subsidiary may invest in futures-linked derivatives including futures, forwards, swap contracts, notes, and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. Unlike the Funds, the Subsidiaries may invest without limitation in futures and may use leveraged investment techniques.  Each Subsidiary otherwise is subject to the same general investment policies and restrictions as their respective Funds.  Except as noted, references to the investment strategies of each Fund for non-equity securities include the investment strategies of the respective Subsidiary. Each Subsidiary is not registered under the 1940 Act. As an investor in its Subsidiary, a Fund, as the Subsidiary’s sole shareholder, would not have the protections offered to investors in registered investment companies. However, because the Fund would wholly own and control the Subsidiary, and the Fund and Subsidiary would be managed by the Adviser, it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Funds, including their investments in their respective Subsidiaries, and each Fund’s role as the sole shareholder of its Subsidiary. Also, in managing the Subsidiaries’ portfolios, the Adviser would be subject to the same investment restrictions and operational guidelines that apply to the management of the Funds. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, respectively, could result in the inability of the Funds and/or the Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders.]

Exchange Listing and Trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund. As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. At the date of this SAI, each Fund is new and has no operating history, and portfolio turnover information therefore is not available.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Form N-Q and Form N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Trust’s Form N-Qs and Form N-CSRs will be available without charge, upon

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request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Actively Managed Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are disseminated publicly each day that the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual Cash Components, is disseminated publicly each day prior to the opening of Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of each Fund and to provide oversight of the management of each Fund. The Trust currently has seven Trustees. Five Trustees are “non-interested” and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The other Trustees (the “Interested Trustees”) are affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Ronn R. Bagge (54) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	120	None

Todd J. Barre (54) c/o Invesco PowerShares Capital Management LLC 301 West	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

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Roosevelt Road Wheaton, IL 60187

Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	120	None

Philip M. Nussbaum (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present)	120	None

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee

Donald H. Wilson (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Trustee Since 2008; Chairman Since 2012	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

H. Bruce Bond (48) Invesco PowerShares Capital	Trustee	Since 2008	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002).	120	None

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Management LLC 301 West Roosevelt Road Wheaton, IL 60187

Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001).

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009

Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (54) Invesco Canada Ltd.	Vice President	Since 2009

Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-

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5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7			2006).

Christopher Joe (42) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser); formerly, Assistant Fund Accounting Manager, Invesco, Ltd.

Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011

Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

The Funds are newly established. As of the date of this SAI, none of the Trustees held equity securities in the Funds. As of December 31, 2011, each Trustee held in the aggregate over $100,000 of equity securities in the funds in the Fund Family, or in other funds for which Invesco Distributors, Inc. (the “Distributor”) serves as principal underwriter.

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2011, the Board held six meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

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Messrs. Bagge, Barre, Kole (Chair), Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2011, the Audit Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2011, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

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Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond’s experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating

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Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $195,000 (the “Retainer”). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Effective January 1, 2012, Mr. Wilson receives an additional $70,000 per year for his service as Independent Chair, allocated in the same manner as the Retainer. For the year ended December 31, 2011, Mr. Wilson received an additional $40,000 per year for his service as the lead Independent Trustee. Effective May 1, 2011, the chair of the Audit Committee receives an additional fee of $25,000 per year and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Prior to May 1, 2011, each Committee Chair received an additional $10,000 per year, allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or the PowerShares Exchange-Traded Fund Trust II that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2011.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$4,853	N/A	$207,500

Todd J. Barre	$4,565	N/A	$195,000

Marc M. Kole	$4,962	N/A	$212,500

Philip M. Nussbaum	$4,565	N/A	$195,000

Donald H. Wilson	$5,316	N/A	$228,333

H. Bruce Bond	N/A	N/A	N/A

Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2011 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,750 and $195,000, respectively, of deferred compensation pursuant to the DC Plan.

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As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons.  The Funds are new and, as of the date of this SAI, no person owned of record more than 5% of the outstanding shares of any Fund.

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Brian McGreal and Joshua Betts.

As of [                       ], in addition to [      ] funds of the Trust, Mr. Hubbard managed [      ] portfolios of other exchange-traded funds in the Fund Family with a total of approximately $[      ]billion in assets, [      ] exchange-traded funds traded in Europe with approximately $[      ] billion in assets and no other accounts.

As of [                       ], in addition to [      ] funds of the Trust, Mr. McGreal managed [      ] portfolios of other exchange-traded funds in the Fund Family with a total of approximately $[      ]billion in assets, no other pooled investment vehicles and no other accounts.

As of [                       ], in addition to [      ] funds of the Trust, Mr. Betts managed [      ] portfolios of other exchange-traded funds in the Fund Family with a total of approximately $[      ]billion in assets, no other pooled investment vehicles and no other accounts.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Compensation Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

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As of the date of this SAI, the Funds had not yet commenced operations and none of the Portfolio Managers beneficially own any Shares of the Funds.

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. For the Adviser’s services to the Funds, each Fund has agreed to pay an annual unitary management fee, paid monthly, equal to [       ]% of its average daily net assets (the “Advisory Fee”).

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds’ assets.

The Investment Advisory Agreement for each Fund continues in effect (following the initial term of the Investment Advisory Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as administrator for the Funds pursuant to an administrative services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in all aspects of the Trust’s and the Funds’ operations, including supply and maintain office facilities (which may be in BNYM’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Trust’s Agreement and Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liability, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Pursuant to the Administrative Services Agreement, BNYM receives fees for providing fund accounting and administration services. The Administrative Services Agreement provides that the highest fee payable to BNYM, calculated on a per fund basis, is equal to (1) an annual fee of 0.05% of a fund’s average daily net assets or (2) a minimum annual fee of up to $115,000. Effective June 1, 2009, a fee reduction of approximately $1.2 million per year over a five-year period will be applied to all domestic Invesco accounts, including the Trust and the other trusts in the Fund Family that BNYM services. The fees are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the “Custodian” or “Transfer Agent”), located at 101 Barclay Street New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”). As compensation for the foregoing services, BNYM receives certain

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out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Funds’ Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Funds’ Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver the Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

BROKERAGE TRANSACTIONS

The policies of the Adviser and Invesco regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s and Invesco’s policies are to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Invesco, as applicable, relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

The Adviser effects transactions with those broker-dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser does not currently participate in soft dollar transactions.

The Adviser assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Funds, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on November 6, 2007 pursuant to a Declaration of Trust.

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The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is comprised of [ten] Funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of the Funds vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Trustees may, except in limited circumstances, amend or supplement the Trust’s Agreement and Declaration of Trust without shareholder vote. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to a Fund, and ownership of Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 33% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose by written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are

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not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser votes such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board periodically reviews the Funds’ proxy voting records.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge upon request by calling 800-983-0903 or by writing to PowerShares Actively Managed Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Trust’s Form N-PX also will be available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Distributor and the principal underwriter (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to

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certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Creation Units of each Fund generally are sold for Deposit Cash, plus fixed and variable transaction fees as discussed below. Each Fund also reserves the right to permit or require Creation Units to be issued in-kind. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Benchmark (“Fund Securities”) and an amount of cash (the “Cash Component”) computed as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund. If in-kind Creations are permitted or required, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by a Fund. In such event, the Cash Component will represent the difference between the NAV of a Creation Unit as the market value of the Deposit Securities. To the extent Creation Units are issued in-kind, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable to the securities held by the Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

To the extent that a Fund permits Creation Units in-kind, the Custodian, through the NSCC will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Deposit Securities and the Cash Component would constitute the Fund Deposit, which represents the minimum initial and subsequent investment amount for a Creation Unit.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of a Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason.

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In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE, (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), in-kind creation orders requesting a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Funds may be placed through the Clearing Process (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process (see “—Placement of Creation Orders Outside Clearing Process”).

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Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate securities) that has a Participant Agreement approved by the Adviser and the Distributor. For all other Funds, Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and/or cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by 11:00 a.m., Eastern time, by the “regular way” settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant), if any, and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See the “Creation Transaction Fee” section below.)

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts;

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systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Transfer Agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Distributor, the Custodian, any sub-custodian and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BNYM regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee may be imposed for (i) creations effected outside the Clearing Process, if any; and (ii) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities).  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

[The standard creation transaction fee and the maximum creation transaction fee, payable to BNYM, for each Fund are $500 and $2,000, respectively.]

Redemption of Fund Shares in Creation Unit Aggregations. Creation Units of each Fund will be redeemed principally for cash, (the “Redemption Cash”).  Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Custodian and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

If a Fund permits Creation Units to be redeemed in-kind the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

For redemptions in-kind, the redemption proceeds for a Creation Unit Aggregation generally will consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as noted below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

In the event a Fund redeems Creation Units in-kind, redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Fund reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the

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Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act, to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation transaction fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time, for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

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After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. In the event that the number of Shares is insufficient on trade date plus one, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund also, in its sole discretion, upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

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orders.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)

11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

		No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.

11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

Each Fund intends to qualify for and to elect treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC and is unable to cure such failure, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes, swaps, options, futures contracts and

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non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by each Fund. The Funds may need to borrow money or dispose of some of their investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund’s net investment income, including any net short-term capital gains, if any, generally are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

[Dividends declared by the Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.]

If, for any calendar year, the total distributions made exceed a Fund’s current and accumulated earnings and profit, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distributions of ordinary income and capital gains also may be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States generally will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities generally will not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of an individual shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S.

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generally will be subject to U.S. federal net income taxation at regular income tax rates. Nonresident aliens also may be subject to U.S. estate tax. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country’s income or withholding taxes paid by a Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. Each Fund expects to qualify for and intends to make this election. For any year that a Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing its taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from a Fund’s election to “pass-through” amounts of foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether, pursuant to the election described above, any foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder’s portion of the foreign taxes paid to such country and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder’s U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder’s U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, a Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by a Fund also may be limited by applicable holding period requirements.

[A Fund may invest up to 25% of its assets in its respective Subsidiary. That investment would provide a Fund with exposure to the futures markets within the limitations of the federal tax requirement under Subchapter M of the Internal Revenue Code.

Each Fund may apply for a private letter ruling from the IRS with respect to its investments in futures and its Subsidiary, which, if granted, will provide that the income received from both investments will be treated as qualifying income to the Fund. The IRS has indicated that the granting of private letter rulings, like the one that the Funds may request, is currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS would grant a private letter ruling request the Funds may file.

If the IRS does not grant the private letter ruling request the Funds may file or were to change its position or otherwise determine that income derived from futures or from the Funds’ possible investment in their respective Subsidiary does not constitute qualifying income, and if such positions were upheld, the Funds might cease to qualify as a RIC and would be required to reduce their exposure to such investments, which

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may result in difficulty in implementing its investment strategy. If the Funds did not qualify as a RIC for any taxable year, the Funds’ taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, each Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Funds’ Board may determine to reorganize or close the Funds or materially change the Funds’ investment objective and strategies.

Each Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as each Subsidiary, generally will not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that a Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, each Subsidiary’s securities trading activities should not constitute a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

Each Fund would wholly own its Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of a Subsidiary’s Controlled Foreign Corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” As an investor in a Subsidiary, a Fund would be a U.S. person that would own all of the stock of the Subsidiary; as such, the Fund would be a “U.S. Shareholder” and its Subsidiary would be a CFC. As a “U.S. Shareholder,” a Fund will be required to include in its gross income for United States federal income tax purposes its Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income would be distributed by the Subsidiary. It would be expected that all of a Subsidiary’s income would be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to futures contracts. A Fund’s recognition of its Subsidiary’s “subpart F income” would increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund would be tax-free, to the extent of its previously undistributed “subpart F income,” and correspondingly would reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” generally is treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.]

The foregoing discussion only is a summary and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the federal, state and local tax law, including statutes, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on offsetting positions held by the Fund.

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In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities or derived with respect to each Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

BNYM calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day NYSE is open, provided that U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. Stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. The NAV for a Fund is calculated and disseminated daily. The approximate value of Shares of a Fund, an amount representing on a per Share basis the sum of the current value of the Deposit Securities based on their then current market price and the estimated Cash Component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association.

If a security’s market price is not available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market. A Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. The Adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

34

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid [quarterly] for the Funds.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, DC 20006, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Funds are new and have no performance history as of the date of this Prospectus. Financial information therefore is not available. The audited financial statements for each Fund will appear in the Trust’s Annual Report to shareholders when available. You may request a copy of the Trust’s Annual Report at no charge by calling 800.983.0903 during normal business hours.

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APPENDIX A

I.2 PROXY POLICIES AND PROCEDURES—RETAIL

Applicable to	Retail Accounts

Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies

Relevant Law and Other Sources	Investment Advisers Act of 1940

Last Tested Date

Policy/Procedure Owner	Advisory Compliance

Policy Approver	Fund Board

Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A.  POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

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Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B.  OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.  Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•  Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•  Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

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•  Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•  Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•  Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•  Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•  Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•  Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•  Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.  Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•  Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•  Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against

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a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•  Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•  Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.  Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.  Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.  Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.  Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.  Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

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VIII.  Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

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Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C.  RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Agreement and Declaration of Trust of the Registrant dated November 7, 2007.(1)

(b)	Amended and Restated By-Laws of the Registrant.(6)

(d)

	(1)	Form of Investment Advisory Agreement between the Registrant and PowerShares Capital Management LLC.(6)
	(2)	Amended and Restated Investment Sub-Advisory Agreement between Sub-Advisers and Invesco PowerShares Capital Management LLC.(6)

(e)	Form of Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(6)

(g)

	(1)	Form of Custody Agreement.(1)

(h)

	(1)	Form of Fund Administration and Accounting Agreement.(1)
	(2)	Form of Participant Agreement between Invesco Aim Distributors, Inc., The Bank of New York and the Participant.(4)
	(3)	Form of Fund Transfer Agency Agreement. (1)

(i)

	(1)	Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Active Mega Cap Fund and PowerShares Active Low Duration Fund.(1)
	(2)	Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Active U.S. Real Estate Fund.(2)
	(3)	Opinion and Consent of counsel with respect to PowerShares Commodity Rotation Portfolio.*
	(4)	Opinion and Consent of counsel with respect to PowerShares Equity Allocation Portfolio.*
	(5)	Opinion and Consent of counsel with respect to PowerShares China A-Share Portfolio.*
(6)

Opinion and Consent of counsel with respect to PowerShares Global Macro Portfolio, PowerShares Emerging Markets Equity Allocation Portfolio, PowerShares Crude Oil Allocation Portfolio, PowerShares Gold Allocation Portfolio and PowerShares Absolute Return Allocation Portfolio.*

	(7)	Consent of counsel (with respect to PowerShares Active Mega Cap Fund, PowerShares Active Low Duration Fund and PowerShares Active U.S. Real Estate Fund).(6)

(j)

	(1)	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Commodity Rotation Portfolio.*
	(2)	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Equity Allocation Portfolio.*
	(3)	Consent of Independent Registered Public Accounting Firm with respect to PowerShares China A-Share Portfolio.*
	(4)	Consent of Independent Registered Public Accounting Firm.*

(p)

	(1)	Code of Ethics of the Registrant.(4)
	(2)	Code of Ethics of Invesco Distributors, Inc.(1)
	(3)	Code of Ethics of Invesco PowerShares Capital Management LLC.(3)
	(4)	Code of Ethics of Invesco Advisers, Inc.(3)

(q)

	(1)	Powers of Attorney.(5)

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on March 24, 2008.

(2)	Incorporated by reference to Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed on October 31, 2008.

(3)	Incorporated by reference to Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2011.

(4)	Incorporated by reference to Post-Effective Amendment No. 239 to the PowerShares Exchange-Traded Fund Trust II’s Registration Statement on Form N-1A, filed on August 12, 2011.

(5)	Incorporated by reference to Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A, filed on January 13, 2012.

(6)	Incorporated by reference to Post-Effective Amendment No. 29 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2012.

*	To be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated November 7, 2007 (the “Declaration of Trust”), that subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31. Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Funds” in the Prospectus constituting Part A which is included in this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is included in this Registration Statement.

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

The information as to the trustees and executive officers of Invesco Advisers, Inc. is set forth in Invesco Advisers, Inc.’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters.

The sole principal underwriter for the Fund is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

AIM COUNSELOR SERIES TRUST (Invesco Counselor Series Trust)

Invesco Core Plus Bond Fund

Invesco Floating Rate Fund

Invesco Real Estate Income Fund

Invesco Structured Core Fund

Invesco California Tax-Free Income Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco S&P 500 Index Fund

Invesco Van Kampen American Franchise Fund

Invesco Van Kampen Equity and Income Fund

Invesco Van Kampen Growth and Income Fund

Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco Van Kampen Small Cap Growth Fund

AIM EQUITY FUNDS (Invesco Equity Funds)

Invesco Capital Development Fund

Invesco Charter Fund

Invesco Constellation Fund

Invesco Disciplined Equity Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM FUNDS GROUP (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM GROWTH SERIES (Invesco Growth Series)

Invesco Conservative Allocation Fund

Invesco Global Equity Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Moderate Growth Allocation Fund

Invesco Small Cap Growth Fund

Invesco Convertible Securities Fund

Invesco Van Kampen Leaders Fund

Invesco Van Kampen U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco Global Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

AIM INVESTMENT FUNDS (Invesco Investment Funds)

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Global Health Care Fund

Invesco International Total Return Fund

Invesco Endeavor Fund

Invesco Small Companies Fund

Invesco Pacific Growth Fund

AIM INVESTMENT SECURITIES FUNDS (Invesco Investment Securities Funds)

Invesco Dynamics Fund

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco Limited Maturity Treasury Fund

Invesco Money Market Fund

Invesco Municipal Bond Fund

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

Invesco High Yield Securities Fund

Invesco Van Kampen Corporate Bond Fund

AIM SECTOR FUNDS (Invesco Sector Funds)

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Leisure Fund

Invesco Technology Fund

Invesco Utilities Fund

Invesco Technology Sector Fund

Invesco U.S. Mid Cap Value Fund

Invesco Van Kampen American Value Fund

Invesco Van Kampen Comstock Fund

Invesco Van Kampen Mid Cap Growth Fund

Invesco Van Kampen Small Cap Value Fund

Van Kampen Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (Invesco Tax-Exempt Funds)

Invesco High Income Municipal Fund

Invesco Tax-Exempt Cash Fund

Invesco Tax-Free Intermediate Fund

Invesco Van Kampen High Yield Municipal Fund

Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Municipal Income Fund

Invesco Van Kampen New York Tax Free Income Fund

AIM TREASURER’S SERIES TRUST (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS (Invesco Variable Insurance Funds)

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Basic Value Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Capital Development Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Income Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Leisure Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Money Market Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Utilities Fund

Invesco V.I. Dividend Growth Fund

Invesco V.I. Global Dividend Growth Fund

Invesco V.I. High Yield Securities Fund

Invesco V.I. S&P 500 Index Fund

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Global Value Equity Fund

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Value Fund

Invesco Van Kampen Senior Loan Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assests Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares India Exchange-Traded Fund Trust

NAME AND PRINCIPAL	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*	REGISTRANT	UNDERWRITER
Robert C. Brooks	None	Director
John S. Cooper	None	Director & President
William Hoppe, Jr.	None	Director & Executive Vice President
John M. Zerr	Chief Legal Officer	Senior Vice President & Secretary
David A. Hartley	None	Chief Financial Officer & Treasurer
Lisa O. Brinkley	None	Chief Compliance Officer
Lance A. Rejsek	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

* The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

Not applicable.

Item 33. Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 20th day of April, 2012.

PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg
Title: Andrew Schlossberg, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Andrew Schlossberg	President	April 20, 2012
Andrew Schlossberg

/s/ Steven M. Hill	Treasurer	April 20, 2012
Steven M. Hill

/s/ Anna Paglia	Secretary	April 20, 2012
Anna Paglia

*/s/ H. Bruce Bond	Trustee	April 20, 2012
H. Bruce Bond

*/s/ Ronn R. Bagge	Trustee	April 20, 2012
Ronn R. Bagge

*/s/ Todd J. Barre	Trustee	April 20, 2012
Todd J. Barre

*/s/ Kevin M. Carome	Trustee	April 20, 2012
Kevin M. Carome

*/s/ Marc M. Kole	Trustee	April 20, 2012
Marc M. Kole

*/s/ Philip M. Nussbaum	Trustee	April 20, 2012
Philip M. Nussbaum

*/s/ Donald H. Wilson	Chairman and Trustee	April 20, 2012
Donald H. Wilson

*By: /s/ Anna Paglia		April 20, 2012
Anna Paglia
Attorney-In-Fact

*                                         Anna Paglia signs on behalf of the powers of attorney filed herewith.